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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report: (Date of earliest event reported):
                                 March 27, 2000

                              QUADRAMED CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-21031                52-1992861
----------------------------     -------------------    ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)       Identification Number)



          22 PELICAN WAY, SAN RAFAEL, CA                     94901
    --------------------------------------------       ------------------
      (Address of principal executive offices)             (Zip Code)

                                 (415) 482-2100
                                 --------------
                         (Registrant's telephone number,
                              including area code)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)    Previous Independent Accountants.

        On March 27, 2000, QuadraMed Corporation (the "Company") and Arthur Andersen LLP ("AA") agreed to terminate AA's engagement as QuadraMed's independent auditors. AA's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

        During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of AA's engagement, there were no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

        During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of AA's engagement:

        (1) AA did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

        (2) AA did not advise the Company that information had come to AA's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

        (3) AA did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may
               (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause AA to be unwilling to rely on management's representations or be associated with the Company's financial statements; and

        (4) AA did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

        The Company has provided AA with a copy of these disclosures and has asked AA to provide it with a letter addressed to the Securities and Exchange Commission stating whether



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AA agrees with the Company's statements and, if not, stating the respects in which AA does not agree. A copy of AA's letter is included as Exhibit 16.1 to this Form 8-K.

        (b)    New Independent Accountants

        The Company is in the process of considering various firms to act as its independent auditors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits.

               16.1 Letter from Arthur Andersen LLP regarding cessation of client-auditor relationship, dated March 30, 2000 and addressed to QuadraMed Corporation.

               16.2 Letter from Arthur Andersen LLP regarding change in certifying accountant, dated March 31, 2000 and addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   QUADRAMED CORPORATION


                                   By:   /s/  JAMES D. DURHAM
                                         ---------------------------------------

                                   Name:  James D. Durham
                                   Title:  Chairman of the Board and Chief
                                           Executive Officer


                                   By:   /s/  JOHN V. CRACCHIOLO
                                         ---------------------------------------

                                   Name:  John V. Cracchiolo
                                   Title: President and Chief Financial Officer

Date:  March 31, 2000



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                                  EXHIBIT INDEX

               16.1 Letter from Arthur Andersen LLP regarding cessation of client-auditor relationship, dated March 30, 2000 and addressed to QuadraMed Corporation.

               16.2 Letter from Arthur Andersen LLP regarding change in certifying accountant, dated March 31, 2000 and addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.



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